SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
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[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            RURAL/METRO CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ] Fee paid previously with preliminary materials:

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    Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             RURAL/METRO CORPORATION
                           8401 E. INDIAN SCHOOL ROAD
                            SCOTTSDALE, ARIZONA 85251

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 2001

                    ----------------------------------------

To Our Stockholders:

     The 2001 Annual Meeting of Stockholders of RURAL/METRO CORPORATION, a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters at 8401 East Indian School Road, Scottsdale, Arizona, on Tuesday, December 18, 2001, at 10:00 a.m., Mountain Standard Time, for the following purposes:

     1. To elect three (3) directors to serve for three-year terms expiring in 2004 or until their successors are elected;

     2. To consider and act upon a proposal to amend our Employee Stock Purchase Plan to increase the number of shares of our common stock that may be purchased pursuant to the plan from 1,150,000 shares to 2,150,000 shares.

     3. To consider and act upon a proposal to amend our 1992 Stock Option Plan by extending the term of the plan by ten years to November 5, 2012.

     4. To transact such other business as may properly come before the meeting or adjournment(s) thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on October 31, 2001 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                        By Order of the Board of Directors


                                        /s/ Louis G. Jekel
                                        Louis G. Jekel
                                        Secretary

Scottsdale, Arizona
November 6, 2001

                    ----------------------------------------

 IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE
     COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                    ----------------------------------------

                             RURAL/METRO CORPORATION
                           8401 E. INDIAN SCHOOL ROAD
                            SCOTTSDALE, ARIZONA 85251

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------

     This Proxy Statement is being furnished to stockholders of RURAL/METRO CORPORATION, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Stockholders of the Company to be held on Tuesday, December 18, 2001, at 10:00 a.m., Mountain Standard Time, and any adjournment thereof (the "Annual Meeting"). A copy of the Notice of the Meeting accompanies this Proxy Statement.

                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of the Company by our board of directors for use at the Annual Meeting for the purposes set forth in this proxy statement and in the accompanying notice of Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters at 8401 East Indian School Road, Scottsdale, Arizona.

     These proxy solicitation materials were first mailed on or about November 21, 2001, to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on October 31, 2001, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 15,100,180 shares of our common stock.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required
(i) to amend the Employee Stock Purchase Plan to increase the number of shares of common stock that may be purchased pursuant to the plan from 1,150,000 shares to 2,150,000 shares, and (ii) to amend the 1992 Stock Option Plan by extending the term by ten years to November 5, 2012. The three nominees for director receiving the highest number of affirmative votes duly cast will be elected as directors for three-year terms expiring in 2004.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting, who also will determine whether a quorum is present. The inspectors of election will include abstentions and broker non-votes in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of the nominees set forth in this proxy statement, (ii) "for" the increase in the number of shares of common stock that may be purchased pursuant to the Employee Stock Purchase Plan from

1,150,000 shares to 2,150,000 shares, and (iii) "for" the extension of the term of the 1992 Stock Option Plan by ten years to November 5, 2012.

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering, prior to the vote at the Annual Meeting, to our executive offices written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION

     We will pay the costs of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to beneficial owners. Proxies also may be solicited by certain of our directors and officers personally by telephone, or e-mail without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     The 2001 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our activities, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Report of the Human Resource/Compensation/Organization Committee of the Board of Directors," "Report of the Audit Committee of the Board of Directors" (including the Audit Committee Charter attached hereto as Appendix A), and "Company Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934.

     WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON WRITTEN REQUEST AT THE ACTUAL EXPENSES WE INCUR IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

      SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of our common stock on October 29, 2001 by (i) each director; (ii) the executive officers set forth in the Summary Compensation Table under the section entitled "Executive Compensation;" (iii) all of our directors and executive officers as a group; and (iv) each person known by us to be the beneficial owner of more than 5% of our common stock.

                                                          AMOUNT
                                                       BENEFICIALLY
                                                           OWNED
     NAME OF BENEFICIAL OWNER                            (1)(2)(3)    PERCENT(2)
     ------------------------                          -----------    ----------
     DIRECTORS AND NAMED EXECUTIVE OFFICERS:
     Jack E. Brucker                                     306,000 (4)      2.0
     John S. Banas III                                   131,979 (4)       *
     Mary Anne Carpenter                                  22,500 (4)       *
     Cor J. Clement, Sr.                                  38,250 (4)       *
     Randall L. Harmsen                                   24,445 (4)       *
     Robert B. Hillier                                    72,934 (4)       *
     Louis G. Jekel                                      134,963 (5)       *
     Dr. Michel Sucher                                   153,005 (4)      1.0
     William C. Turner                                    38,000 (4)       *
     Henry G. Walker                                      25,000 (4)       *
     Louis A. Witzeman                                   140,273 (6)       *
     Executive officers and directors as a group
     (9 persons)                                         861,410          5.5

     5% STOCKHOLDERS:
     ESOP                                                816,617 (7)      5.4
     Ernst Matthijs Hendrik Van der Lee, Ernst-Willem
     Van der Lee, Nicolaas P. Monteban, Mark J.
     Rosman, Mark S. Howells and Bruce W. Derrick      2,057,923 (8)     13.6

----------
*    Less than 1%

(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) The percentages shown are calculated based upon 15,100,180 shares of common stock outstanding on October 29, 2001. The number and percentages shown include the shares of common stock actually owned as of October 29, 2001 and the shares of common stock that the identified person or group had a right to acquire within 60 days after October 29, 2001. In calculating the percentage of ownership, shares that the identified person or group had the right to acquire within 60 days after October 29, 2001 are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholders.

(3) Excludes the following fully vested shares of common stock held by the ESOP for the benefit of the following individuals: four shares for Mr. Brucker and 1,097 shares for Dr. Sucher. These persons have sole voting power with respect to the shares held in their account by the ESOP.

(4) Represents shares of common stock issuable upon exercise of stock options with respect to the following persons: Mr. Brucker, 306,000 shares; Mr. Banas, 117,500 shares; Ms. Carpenter, 22,500 shares; Mr. Clement, 26,250 shares; Mr. Harmsen, 13,334 shares; Mr. Hillier, 72,934 shares; Dr. Sucher, 118,920 shares; Mr. Turner, 30,000 shares; and Mr. Walker, 25,000 shares.

(5) Includes 55,000 shares of common stock issuable upon exercise of stock options; 3,175 shares held by the Louis G. Jekel Charitable Remainder Trust UA dated March 1, 1996; 5,664 shares held by an IRA for the benefit of Mr. Jekel; and 71,124 shares held by a partnership of which Mr. Jekel is the beneficial owner.

(6) Includes 85,273 shares held by the Louis A. Witzeman, Jr. Family Investment Limited Partnership, of which 6,650 shares are held for the benefit of other family members. Also includes 55,000 shares of common stock issuable upon the exercise of stock options.

(7) Represents 816,617 shares of common stock owned by the Rural/Metro Corporation Employee Stock Ownership Plan. Participants under the ESOP have voting power as to shares allocated to their account and the ESOP trustee has voting power as to unallocated shares and as to any shares for which participants have chosen not to vote. The ESOP has sole dispositive power over all of these shares of common stock. The address of the Rural/Metro Corporation Employee Stock Ownership Plan is c/o Rural/Metro Corporation, 8401 East Indian School Road, Scottsdale, Arizona 85251.

(8) Represents 2,057,923 shares of common stock beneficially owned by a group consisting of Ernst Matthijs Hendrik Van der Lee, Ernst-Willem Van der Lee, Nicolaas P. Monteban, Mark J. Rosman, Mark S. Howells and Bruce W. Derrick. Messrs. Van der Lee, Van der Lee, Monteban, Rosman, Howells and Derrick have sole voting and dispositive power of all of such shares. The address of Messrs. Van der Lee, Van der Lee, Monteban, Rosman, Howells and Derrick is c/o P. Robert Moya, Esq., Quarles & Brady Streich Lang, Two North Central Avenue, Phoenix, Arizona 85004. Information is based solely on the group's Schedule 13D/A filed with the Securities and Exchange Commission dated August 24, 2001.

                           PROPOSAL TO ELECT DIRECTORS

NOMINEES

     Our certificate of incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. Presently, the number of directors is fixed at seven and that number of directors is divided into three classes, with one class standing for election each year for three-year terms. The Board of Directors has nominated Mr. Brucker, Mr. Witzeman and Ms. Carpenter for re-election as Class I directors for three-year terms expiring in 2004 or until their respective successors are elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. In the event that any of the nominees is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for a nominee, if any, designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director.

     The Board of Directors recommends a vote "FOR" the nominees named above. The three nominees for director receiving the highest number of affirmative votes duly cast will be elected as directors for three-year terms expiring in 2004.

     The  following  table sets forth  information  regarding  our directors and
nominees   for  director  of  the  Company,   including   certain   biographical
information.


      NAME              AGE             POSITIONS WITH THE COMPANY
      ----              ---             --------------------------

Cor J. Clement, Sr.     53     Chairman of the Board and Director (3)

Jack E. Brucker         49     President, Chief Executive Officer and Director

Mary Anne Carpenter     56     Director (1) (4)

Louis G. Jekel          60     Vice Chairman of the Board, Secretary and
                               Director (3)

William C. Turner       72     Director (1) (2) (3) (4)

Henry G. Walker         54     Director (1) (3) (4)

Louis A. Witzeman       76     Director (1) (2)

----------
(1)  Member of the Human Resource/Compensation/Organization Committee.

(2)  Member of the Nominating Committee.

(3)  Member of the Executive Committee.

(4)  Member of the Audit Committee.

     COR J. CLEMENT, SR. has served as Chairman of our Board of Directors since August 1998 and as a member of our Board of Directors since May 1992. Mr. Clement served as Vice Chairman of the Board of Directors from August 1994 to August 1998. Mr. Clement served as the President and Chief Executive Officer of NVD, an international provider of security and industrial fire protection services headquartered in the Netherlands, from February 1980 until his retirement in January 1997.

     JACK E. BRUCKER has served as our President and Chief Executive Officer since February 2000 and has been a member of our Board of Directors since
February 2000. Mr. Brucker served as our Senior Vice President and Chief Operating Officer from December 1997 until February 2000. Mr. Brucker founded and served as President of Pacific Holdings, a strategic consulting firm, from July 1989 until December 1997. Mr. Brucker served as President of Pacific Precision Metals, a consumer products company, from September 1987 until June 1989.

     MARY ANNE CARPENtER has been a member of our Board of Directors since January 1998. Ms. Carpenter served as Executive Vice President and Executive Committee member of First Health Group Corp., a publicly traded managed health care company, from January 1993 until her retirement in May 2001. From October 1991 until January 1993, Ms. Carpenter served as Senior Vice President, and from July 1986 through October 1991, as Vice President of First Health Group Corp. Ms. Carpenter has served on panels for several other national health care organizations.

     LOUIS G. JEKEL has served as our Secretary and as a member of our Board of Directors since 1968 and as Vice Chairman of our Board of Directors since August 1998. Mr. Jekel directs our Wildland Fire Protection Operations with the State of Arizona and the federal government. Mr. Jekel is a partner in the law firm of Jekel & Howard, Scottsdale, Arizona.

     WILLIAM C. TURNER has been a member of our Board of Directors since November 1993. Mr. Turner is currently Chairman and Chief Executive of Argyle Atlantic Corporation, an international merchant banking and management consulting firm; a trustee of the United States Council for International Business; a Trustee and past Chairman of the American Graduate School of International Management (Thunderbird); a Board member and former Chairman of the Board of Directors of Mercy Ships International, Incorporated; and Chairman of the Board of Directors of WorldWide Talk. Mr. Turner is also a former United States Ambassador and permanent representative to the Organization for Economic Cooperation and Development.

     HENRY G. WALKER has been a member of our Board of Directors since September 1997. Since April 1997, he has served as President and Chief Executive Officer of the Sisters of Providence Health System, comprised of hospitals, long-term care facilities, physician practices, managed care plans, and other health and social services. From 1996 to March 1997, Mr. Walker served as President and Chief Executive Officer of Health Partners of Arizona, a state-wide managed care company. From 1992 to 1996, he served as President and Chief Executive Officer of Health Partners of Southern Arizona, a healthcare delivery system. Mr. Walker is a member of the National Advisory Council of the Healthcare Forum, and also serves as a director of Consolidated Catholic Healthcare a private non-profit company.

     LOUIS A. WITZEMAN is the founder of our company. Mr. Witzeman has served as a member of our Board of Directors since our formation in 1948, currently serving as Chairman of the Board Emeritus. Mr. Witzeman served as our Chief Executive Officer until his retirement in 1980.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. The Board of Directors has appointed the following standing committees: a Human Resource/Compensation/Organization Committee; a Nominating Committee; an Executive Committee; and an Audit Committee.

     THE HUMAN RESOURCE/COMPENSATION/ORGANIZATION COMMITTEE. The Human Resource/Compensation/Organization Committee reviews and acts on matters relating to compensation levels and benefit plans for our key executives. The Human Resource/Compensation/Organization Committee also reviews the succession planning for key executive personnel, monitors employee relations issues, and oversees senior management structure. The Committee held three meetings during the fiscal year ended June 30, 2001.

     NOMINATING COMMITTEE. The Nominating Committee reviews credentials of existing and prospective directors and selects classes of directors. The Nominating Committee did not meet during the fiscal year ended June 30, 2001, and its functions were performed by the full Board.

     EXECUTIVE COMMITTEE. The Executive Committee acts as a liaison between management and the Board of Directors. At times the Board of Directors empowers the Executive Committee to take certain actions on behalf of the Board of Directors between regularly scheduled meetings. The Executive Committee did not meet during the fiscal year ended June 30, 2001.

     AUDIT COMMITTEE. The Audit Committee reviews the annual financial statements, significant accounting issues and the scope of the audit with our independent auditors, and is available to discuss with the auditors any other audit related matters that may arise during the year. The Audit Committee held five meetings during the fiscal year ended June 30, 2001.

     Our Board of Directors held a total of eight meetings during the fiscal year ended June 30, 2001. All of the members of the Board of Directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which such director was a member.

DIRECTOR COMPENSATION AND OTHER INFORMATION

     Officers who serve on the Board of Directors receive no additional compensation. We paid a director's fee in fiscal 2001 to Mr. Clement, our Chairman of the Board of Directors, of $45,000 plus reimbursement for expenses for each Board or committee meeting he attended. We pay all other non-employee Board members, with the exception of Mr. Witzeman, an annual retainer of $15,000. Non-employee directors, with the exception of Mr. Jekel, also receive $1,000 for each Board meeting attended, $500 for each Board meeting participated in telephonically, $500 for each committee meeting attended, and $250 for each committee meeting participated in telephonically. We also pay $2,500 annually to any non-employee chairman of each of the committees of the Board of Directors. Under the terms of our 1992 Stock Option Plan, non-employee directors receive
(i) stock options to purchase 10,000 shares upon their first election to the Board of Directors and options to purchase 2,500 shares at the meeting of the

Board of Directors held immediately after the annual meeting of stockholders (except that the Chairman of the Board receives stock options to acquire 5,000 shares), and (ii) each year each non-employee Board member receives stock options to acquire a number of shares equal to 1,000 shares for each $0.05 increase in our earnings per share over the previous fiscal year, subject to a maximum of 5,000 shares of stock per non-employee Board member. See "Executive Compensation -- 1992 Stock Option Plan." Messrs. Jekel and Witzeman receive compensation for consulting services, which include serving on the Board of Directors. See "Certain Relationships and Related Transactions." In fiscal 2001, we granted to the following individuals options to purchase the following shares of common stock: 5,000 to Mr. Clement, and 2,500 to each of Messrs. Jekel, Turner, Walker, Witzeman, and Ms. Carpenter. The options have an exercise price of $2.00 per share.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee, which consists of Messrs. Turner and Walker and Ms. Carpenter, adopted a charter on June 13, 2000, which is attached hereto as Appendix A. Each of the members of the Audit Committee is "independent," as defined by the listing rules of the Nasdaq Stock Market. The Audit Committee has reviewed and discussed with management the audited financial statements for June 30, 2001 and discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380). The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with Arthur Andersen LLP its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K for fiscal 2001 for filing with the Securities and Exchange Commission.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

                                       Audit Committee of the Board of Directors

                                       William C. Turner, Chairman
                                       Mary Anne Carpenter
                                       Henry G. Walker

AUDIT FEES

     The aggregate professional fees billed related to fiscal 2001 annual audit and interim quarterly reviews performed by Arthur Andersen LLP were $452,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal year 2001, the Company did not engage its independent public accountants to perform financial information systems design and implementation.

ALL OTHER FEES

     During  fiscal  year  2001,  all other  fees paid to  Arthur  Andersen  LLP
amounted  to  $560,746,   which  primarily  related  to  tax  and  restructuring
consulting services rendered to the Company.

     The Audit Committee of the Board of Directors considered whether the provision of non-audit services is consistent with maintaining the auditor's independence.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth the total compensation received for services rendered to us in all capacities for the fiscal years ended June 30, 1999, 2000, and 2001 by our Chief Executive Officer and our three most highly compensated executive officers who were in office at June 30, 2001. The table also sets forth this information for one other executive officer who is no longer with our Company at June 30, 2001, whose aggregate cash compensation exceeded $100,000.

                     SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                            COMPENSATION AWARDS
                                                                         -------------------------
                                            ANNUAL COMPENSATION          RESTRICTED     SECURITIES      ALL OTHER
NAME AND PRINCIPAL                   --------------------------------       STOCK       UNDERLYING    COMPENSATION
POSITION AT YEAR-END                 YEAR    SALARY($)(1)    BONUS($)    AWARD(S)($)    OPTIONS(#)       ($)(2)
--------------------                 ----    ------------    --------    -----------    ----------    ------------
Jack E. Brucker                      2001      $447,077      $43,600     $    --          200,000       $ 3,200
Chief Executive Officer              2000      $314,246      $    --     $    --           21,000       $ 3,200
and President(3)                     1999      $250,000      $25,000     $45,000(4)        39,000       $65,559(5)

Dr. Michel Sucher                    2001      $201,923      $19,500     $    --           75,000       $ 3,200
Former Senior Vice President and     2000      $184,231      $    --     $    --           12,500       $ 3,200
Chief Medical Officer(6)             1999      $175,000      $    --     $    --           21,600       $ 3,200

Robert B. Hillier                    2001      $215,385      $20,000     $    --           75,000       $ 2,008
Former Senior Vice President and     2000      $170,385      $    --     $    --           12,500       $ 2,008
Chief Administrative Officer(6)      1999      $137,500      $    --     $    --           21,600       $ 2,600

John S. Banas III                    2001      $207,800      $18,020     $    --          150,000       $    --
Senior Vice President and General    2000      $126,438      $    --     $    --           17,500       $    --
Counsel(6)

Randall L. Harmsen (6)               2001      $182,577      $    --     $    --               --       $    --
Vice President of Finance            2000      $     --      $    --     $    --           20,000       $    --
                                     1999      $     --      $    --     $    --               --       $    --

----------
(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the officers listed.

(2) Unless otherwise indicated, consists of company-matching contributions to our 401(k) plan paid in cash.

(3) Mr. Brucker became our President and Chief Executive Officer in February 2000. From December 1997 until February 2000, Mr. Brucker served as our Senior Vice President and Chief Operating Officer.

(4) Represents fair market value of restricted stock grants that vested in December 1998.

(5) We paid Mr. Brucker $62,359 in fiscal 1999 for relocation costs, including moving expenses and closing costs on the sale of his former residence.

(6) Dr. Sucher and Mr. Hillier became executive officers of our Company during February 2000. Mr. Hillier joined our Company during October 1997. Mr. Hillier's employment terminated in January 2001 and Dr. Sucher's employment terminated in July 2001. Mr. Banas joined our Company in September 1999 and Mr. Harmsen joined our Company in July 2000.

OPTION GRANTS

     The following table represents the options granted to the listed officers in the last fiscal year and the value of the options.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                     ------------------------------------------------------------------------
                       NUMBER OF      PERCENT OF
                      SECURITIES     TOTAL OPTIONS
                      UNDERLYING      GRANTED TO     EXERCISE OR                 GRANT DATE
                        OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION   PRESENT VALUE
                     GRANTED(#)(1)    FISCAL YEAR      ($/SH)         DATE          $(2)
                     -------------    -----------      ------         ----          ----
John S. Banas III      150,000(3)        9.5%          $ 1.50        8/21/10      $ 97,155
Jack E. Brucker        200,000(4)       12.6%          $ 2.00        4/20/10      $187,995
Randall L. Harmsen           0            --%          $   --             --      $     --
Robert B. Hillier       75,000(5)        4.7%          $ 1.50        8/21/10      $ 48,578
Dr. Michel Sucher       75,000(6)        4.7%          $ 1.50        8/21/10      $ 48,578

----------
(1) Except as otherwise indicated, all of the options vest and become exercisable as follows: one-third at grant date in August 2000, one-third in August 2001, and one-third in August 2002.

(2) The hypothetical present value of the options at the date of grant was determined using the Black-Scholes option pricing model. The Black-Scholes model estimates the present value of an option by considering a number of factors, including the exercise price of the option, the volatility of our common stock, the dividend rate, the term of the option, the time it is expected to be outstanding, and interest rates. The Black-Scholes values were calculated using the following assumptions: (a) a risk-free interest rate of 4.74%; (b) a dividend yield of 0.00%; (c) an expected life of the option after vesting of 2.35 years; and (d) an expected volatility of 72.66%.

(3) Mr. Banas' options vest and become exercisable as follows: one-third at grant date in August 2000, one-third in August 2001, and one-third in August 2002.

(4) Mr. Brucker's options vest and become exercisable as follows: one-fourth at grant date in April 2000, one-fourth in April 2001, one-fourth in April 2002, and one-fourth in April 2003.

(5) Mr. Hillier's employment terminated in January 2001, at which time 50,000 of these options were canceled pursuant to the terms of the options.

(6) Dr. Sucher's employment terminated in July, 2001, and all of the unvested options will expire 90 days after July 10, 2002 pursuant to the terms of his severance agreement.

OPTION HOLDINGS

     The following table represents certain information respecting the options held by the listed officers as of June 30, 2001. None of the officers listed exercised options during fiscal 2001.

                          FISCAL YEAR-END OPTIONS HELD

                                               NUMBER OF SECURITIES
                                              UNDERLYING UNEXERCISED
                                                    OPTIONS AT
                                               FISCAL YEAR-END(#)(1)
                                            ---------------------------
     NAME                                   EXERCISABLE   UNEXERCISABLE
     ----                                   -----------  --------------
     Jack E. Brucker                         174,000        107,000
     John S. Banas III                        63,333        104,167
     Randall L. Harmsen                       13,334          6,666
     Robert B. Hillier                        72,934             --
     Dr. Michel Sucher                       118,920         54,166

----------
(1) None of the unexercised options listed had any value at fiscal year-end, because the exercise price of all of the options held by the listed officers was greater than $0.90, which was the closing sales price of our common stock as quoted on the Nasdaq SmallCap Market on June 29, 2001.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Board of Directors recently approved employment agreements with Jack E. Brucker, President and Chief Executive Officer, and John S. Banas III, Senior Vice President and General Counsel. The agreements, as described below, are structured to provide for the long-term retention and motivation of the Company's current senior executives.

     Effective July 1, 2001, we entered into a new employment agreement with Jack E. Brucker for a five-year term expiring July 1, 2006, which automatically renews for one-year periods. Mr. Brucker receives a base salary of $600,000, and participates in our management incentive program, stock option plans and other generally available benefit programs. Mr. Brucker also received a signing bonus of $200,000, 50% of which was payable to him on July 1, 2001, and 50% of which is payable by July 1, 2002. Mr. Brucker's employment agreement provides that should his employment agreement terminate or fail to be renewed without cause or for good reason, as defined, or should we propose to modify his employment agreement in a manner which gives him good reason to terminate the employment agreement, he will receive his base salary and other benefits for the greater of
(i) two years, or (ii) five years minus the number of days between July 1, 2001, and the termination of employment. If Mr. Brucker terminates his employment agreement without good reason (and for reasons other than health considerations), he will not receive any severance benefits and will pay us a sum equal to the net base salary received by him during the period equal to the greater of (i) two years preceding termination of employment, or (ii) five years minus the number of days between July 1, 2001 and the date of termination of employment. Mr. Brucker has agreed not to compete against us after termination for the greater of (i) two years, or (ii) five years minus the number of days between July 1, 2001 and the date of termination. Mr. Brucker may elect to shorten the period to not less than 12 months. Upon such election, or if Mr. Brucker elects to solicit clients, employees, or otherwise competes with us at any time after his termination of employment or discloses confidential information, we will no longer be obligated to pay any further severance benefits.

     In April 2001, we entered into an employment agreement with Mr. Banas for a two-year term expiring April 23, 2003, which automatically renews for one-year periods thereafter. Mr. Banas receives a base salary of $240,000, and is entitled to participate in our management incentive program, stock option plans and other generally available benefit programs. Mr. Banas' employment agreement provides that should his employment agreement terminate or fail to be renewed without cause or for good reason, as defined, or should we propose to modify his employment agreement in a manner which gives him good reason to terminate the employment agreement, he will receive his base salary and other benefits for 24 months. If Mr. Banas terminates his employment agreement without good reason, he will not receive any severance benefits. Mr. Banas has agreed not to compete against us for 24 months after the effective date of termination. Mr. Banas may elect to shorten the period to 12 months. Upon such election, or if Mr. Banas elects to solicit clients, employees, or otherwise competes with us at any time after termination or discloses confidential information, we will no longer be obligated to pay any further severance benefits.

     In June 2000, we entered into an employment agreement with Mr. Harmsen for a term expiring December 31, 2000, which agreement automatically renews for one-year periods thereafter. Mr. Harmsen receives a base salary of $189,615, and is entitled to participate in our management incentive program, stock option plans and other generally available benefit programs. Mr. Harmsen's employment agreement provides that should his employment agreement terminate or fail to be renewed without cause or for good reason, as defined, or should we propose to modify his employment agreement in a manner which gives him good reason to terminate the employment agreement, he will receive his base salary and other benefits for 12 months. If Mr. Harmsen terminates his employment agreement without good reason, he will not receive any severance benefits. Mr. Harmsen has agreed not to compete against us for 24 months after the effective date of termination.

     Employment agreements with Mr. Hillier and Dr. Sucher expired in December 2000. Due to Mr. Hillier's employment termination on January 13, 2001 and Dr. Sucher's employment termination on July 12, 2001, Mr. Hillier and Dr. Sucher are entitled to receive certain severance benefits, including base salary and other benefits provided by the agreements for one year from the date of termination.

     Change of control agreements entered into by Messrs. Brucker, Sucher, Hillier, Banas, and Harmsen provide that in the event of a change of control (as defined) and the surviving entity or individuals in control do not offer such persons employment, terminate their employment without cause (as defined), or such persons terminate their employment for good reason (as defined), such persons will receive a lump sum equal to (A) 150% (200% in the case of Mr.
Brucker) of (i) their applicable annual base salary, and (ii) the amount of incentive compensation paid or payable to them during the calendar year preceding the calendar year in which the change of control occurs, minus (B) the full amount of any payments due under such employee's employment agreement. In addition, each executive would be entitled to receive certain benefits, including the acceleration of exercisability of their stock options or the payment of the value of such stock options if they are not accelerated or replaced with comparable options. The health and other benefits received under the change of control agreement will be reduced or eliminated to the extent such benefits are received under the executive's employment agreement. The aggregate amount of benefits is capped at 2.99 times the amount of annualized includable compensation received by the executive as determined under the Internal Revenue Code. Any payments received under the change of control agreement may be reduced by amounts we pay such executive under their respective employment agreements. Mr. Hillier's and Dr. Sucher's change of control agreements terminated upon their employment termination.

     During January 2000, John Furman resigned as our President and Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Furman will receive a severance benefit equal to his then existing annual base salary of $420,000 through January 2002. In connection with the employment agreement, we granted Mr. Furman stock options to purchase 100,000 shares of our common stock. These stock options continued to vest and remain exercisable through April 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During   the   fiscal    year    ended   June   30,    2001,    our   Human
Resource/Compensation/Organization   Committee  consisted  of  Messrs.   Walker,
Turner, and Witzeman and Ms. Carpenter, currently directors of the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by us during the fiscal year ended June 30, 2001, and written representations that no other reports were required, except as set forth below, we believe that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year. Cor Clement, Louis Jekel, Mary Anne Carpenter, William Turner, Henry Walker and Louis Witzeman did not timely file Forms 5 for the fiscal year ended June 30, 2000 reporting annual option grants under the 1992 Stock Option Plan. The late reportings were made on Forms 5 for the fiscal year ended June 30, 2001. In addition, (i) amended Forms 5 for the fiscal years ended June 30, 1999 and June 30, 2001 were filed by Cor Clement to correct the reported annual option grant and to disclose the disposition of shares of common stock, respectively;

and (ii) an amended Form 5 for the fiscal year ended June 30, 2001 was filed by Louis Jekel to disclose disposition of shares of common stock. We attribute these late and amended filings to an oversight due to errors in our internal procedures which have been rectified. In making these disclosures, we have relied solely on written representations of our directors and executive officers, and copies of the reports that they have filed with the Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We paid approximately $130,000 during the year ended June 30, 2001 for legal services to Jekel & Howard, of which Mr. Jekel, a member of our Board of Directors, is a principal. Mr. Jekel is a participant in our ESOP. We paid Mr. Jekel $30,000 during the year ended June 30, 2001 for additional services rendered in connection with our forestry fire fighting services.

     We paid approximately  $46,000 during the year ended June 30, 2001 to Louis
A. Witzeman, a member of our Board of Directors, under leases for five fire and ambulance stations. These leases may be cancelled by us at any time. Mr. Witzeman received $98,000 during the fiscal year ended June 30, 2001 for fire protection and EMS advisory and consulting services and for serving on the Board of Directors. We also provide Mr. Witzeman with an automobile for personal use.

     We believe that all of the related party transactions listed above were provided on terms no less favorable to us than could have been obtained from unrelated firms or third parties. All future transactions between us and our officers, directors, and principal stockholders are expected to be on terms no less favorable to us than could be obtained from unaffiliated persons and will require the approval of our independent directors.

        REPORT OF THE HUMAN RESOURCE/COMPENSATION/ORGANIZATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

GENERAL

     The Human Resource/Compensation/Organization Committee of the Board of Directors administers the compensation programs for our executive officers. The committee is composed exclusively of independent, non-employee directors who are not eligible to participate in any of management's programs.

     The committee presents the following report on the compensation for our executive officers for fiscal 2001.

OVERVIEW AND PHILOSOPHY

     Our executive compensation programs are based on the belief that the interests of executive officers should be directly aligned with those of the stockholders. The programs are strongly oriented toward a pay-for-performance philosophy that includes a significant percentage of variable compensation, and results in executives accumulating significant equity positions in our common stock. The committee has established the following principles to guide development of our compensation programs and to provide a framework for compensation decisions:

     - provide a total compensation package that will attract the best talent to our Company, motivate individuals to perform at their highest levels, reward outstanding performance, and retain executives whose skills are critical for building long-term stockholder value;

     - establish annual incentives for senior management that are directly tied to the overall financial performance of our Company; and

     - implement longer-term incentives that focus executive officers on managing from the perspective of an owner with an equity stake in the business, principally by the granting of our stock and stock options.

COMPENSATION PROGRAMS AND PRACTICES

     The committee determines salary ranges and incentive award opportunities for all corporate officers. Our management compensation program consists of cash and equity based components.

     Cash Component: Cash compensation is designed to fluctuate with our performance. In the years that we exhibit superior performance, cash compensation is designed to generally be above average levels; when financial performance is below goal, cash compensation is designed to be below average competitive levels. This is achieved through the Management Incentive Plan, or MIP, which is paid out annually only if predetermined quantitative and qualitative goals are attained.

     Base Pay: Base pay guidelines are established for our officers and managers based on their relative job content. Individual base pay within the guidelines is based on sustained individual performance toward achieving our goals. Annual modifications to base pay levels are proposed by the President and approved by the committee each August. Base pay modifications, excluding promotions, for executive officers averaged approximately 7% in fiscal 2001.

     Management Incentive Plan: The MIP is an annual cash incentive plan. At the beginning of each fiscal year, performance contracts are created between us and the executive that document the executive's accountabilities, and define levels of performance on those accountabilities. A portion of the performance contract is weighted to our overall financial performance of the Company, and a portion is weighted to the executive's particular area of responsibility. MIP opportunity for executive officers can be as high as 80% of the base pay midpoint of the executive officer's pay range.

     Equity-based Component: We have a long history of encouraging employees to become stockholders. In 1989, we implemented our first stock option plan through which we could grant qualified and non-qualified stock options to management employees. In 1994, we implemented our Employee Stock Purchase Plan, whereby shares of our common stock may be purchased through payroll deductions at 85% of its market value. We believe that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on the future appreciation of our stock. The Board grants stock options using criteria consistent with the level of an executive's anticipated impact on our goals and objectives. See "Executive Compensation -- Option Grants" for options granted to executive officers during fiscal 2001.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     We use the same factors and criteria described above in making compensation decisions regarding our Chief Executive Officer. Mr. Brucker became our Chief
Executive Officer and President during February 2000. During the year, Mr. Brucker was compensated pursuant to his employment agreement. Mr. Brucker's base pay was $359,538 through April 19, 2001, $460,000 effective April 19, 2001, and $600,000 effective July 1, 2001. In determining salary increases, we took into account publicly-available information concerning executive compensation provided by comparably-sized companies in the Phoenix, Arizona metropolitan area and by other companies in our industry. We also took into account recent progress in achieving operational objectives and the importance of retaining Mr. Brucker's services for the benefit of the Company. See the table under "Executive Compensation -- Option Grants" for information regarding the options granted to Mr. Brucker during fiscal 2001.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993 and effective in 1994, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met.

     We currently intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

                                             Members of the Human Resource/
                                             Compensation/Organization Committee

                                             Henry G. Walker
                                             William C. Turner
                                             Mary Anne Carpenter

                            COMPANY PERFORMANCE GRAPH

     The following line graph compares cumulative total stockholder return, assuming reinvestment of dividends, for: (i) our common stock; (ii) the NASDAQ Combined Composite Index; and (iii) the NASDAQ Health Services Index. Because we did not pay dividends on our common stock during the measurement period, the calculation of the cumulative total stockholder return on the common stock did not include dividends. Because of the small number of publicly traded companies in our peer group, we do not believe we can reasonably identify a group of peer issuers. The graph assumes $100 was invested on July 1, 1996.

                 RURAL/METRO       NASDAQ COMBINED        NASDAQ HEALTH SERVICES
                 -----------       ---------------        ----------------------
6/30/96          100               100                    100
6/30/97          85                122                    92
6/30/98          38                160                    90
6/30/99          28                227                    85
6/30/00          5                 335                    65
6/30/01          3                 182                    93

      PROPOSAL TO APPROVE THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

     We have adopted an Employee Stock Purchase Plan, or ESPP, which allows our eligible employees to purchase shares of common stock at annual or semi-annual intervals through periodic payroll deductions. The ESPP is intended to promote superior levels of performance from, and to encourage stock ownership by, our eligible employees by increasing their interest in our success. The ESPP is designed to meet this goal by offering financial incentives for employees to purchase our common stock, thereby increasing the interest of employees in pursuing our long-term growth, profitability, and financial success. Currently, the Board of Directors has reserved 1,150,000 shares of common stock for this purpose. As of June 30, 2001, we had issued 617,164 shares of common stock under the ESPP.

     On July 26, 2001, the Board of Directors approved an amendment to the ESPP to increase the number of shares reserved under the ESPP by 1,000,000 shares of common stock to a total of 2,150,000 shares.

     The total number of shares of our common stock reserved for issuance under the ESPP is 1,150,000, of which 532,836 are available for future issuance. These are not enough shares to meet anticipated demand through increased participation in the ESPP. Therefore, we are seeking stockholder approval to increase the number of shares of common stock reserved for issuance under the ESPP by 1,000,000. If the proposed amendment is approved, the total number of shares of our common stock reserved for issuance under the ESPP will be 2,150,000. The number of shares of our common stock reserved for issuance under the ESPP, as amended by this proposal, is anticipated to be sufficient to meet our requirements for at least the next 12 months.

SUMMARY OF THE ESPP

     The essential features of the ESPP are outlined below.

PURPOSE

     The purpose of the ESPP is to provide our employees who participate in the ESPP with an opportunity to purchase our common stock at a discount through payroll deductions.

ADMINISTRATION

     The ESPP is currently being administered by a committee appointed by the Board of Directors. All questions of interpretation or application of the ESPP are determined in the sole discretion of the committee, and its decisions are final and binding upon all participants. Members of the Board of Directors do not receive additional compensation for their services in connection with the administration of the ESPP.

ELIGIBILITY

     Any person who is employed by us (or by any of our majority-owned subsidiaries designated by the Board) for at least 30 consecutive days is eligible to participate in the ESPP. As of the Record Date, approximately 8,948 employees were eligible to participate in the ESPP and approximately 304 of those were participating.

OFFERING DATES

     The ESPP is currently implemented by consecutive 12-month offering periods. The offering periods begin July 1 and end June 30 of each year. In the committee's discretion, each offering period may be divided into two six-month purchase periods.

     Eligible employees become participants in the ESPP by completing and delivering enrollment forms, including a purchase agreement and payroll deduction authorization. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

PURCHASE PRICE

     The purchase price per share at which shares are purchased under the ESPP is the lower of (a) 85% of the closing price of a share of our common stock on the enrollment date for a 12-month offering period or (b) 85% of the closing price of a share of our common stock on the termination date of such offering period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     ESPP shares are purchased with funds that are accumulated through payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the ESPP to include the salary or regular straight time rate as of each payday during the offering period, but exclusive of other compensation. A participant may increase or decrease the rate of payroll deductions at any time in whole percentage point increments (but not below 1%), and such increases or decreases become effective only at the start of a subsequent offering period.

     All payroll deductions are credited to the participant's account under the ESPP; no interest accrues on the payroll deductions.

PURCHASE OF STOCK; EXERCISE OF OPTION

     At the beginning of each offering period, each participating employee is in effect granted an option to purchase shares of our common stock. The maximum number of shares placed under option to a participant in an offering period is determined by dividing the participant's accumulated payroll deductions during the purchase period by 85% of the fair market value of our common stock at the beginning of the offering period or on the termination date of the offering period, whichever is lower. Under no circumstances may an employee make aggregate purchases of our common stock under the ESPP and any other employee stock purchase plans qualified as such under Section 423(b) of the Internal Revenue Code in excess of $25,000 (determined using the fair market value of the shares at the time the option is granted) during any calendar year.

WITHDRAWAL

     A participant may terminate his or her participation in the ESPP at any time by signing and delivering to us a notice of withdrawal from the ESPP, but no later than five days prior to the termination date of an offering period. All of the participant's accumulated payroll deductions will be paid to the participant promptly after receipt of his or her notice of withdrawal and his or her participation in the current offering period will be automatically terminated. No resumption of payroll deductions will occur on behalf of such participant unless such participant re-enrolls in the ESPP by delivering to us a new subscription agreement during the applicable open enrollment period preceding the commencement of a subsequent offering period. A participant's withdrawal from the ESPP during an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods under the ESPP.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death subsequent to termination of employment, to the person's designated beneficiary. In the case of death of the former employee, the beneficiary may elect to have funds remain in the participant's account until the next purchase date and the shares purchased with the funds will be forwarded to the beneficiary.

CAPITAL CHANGES

     If any change occurs with respect to our capitalization, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of our common stock outstanding without receipt of consideration by us, we will make appropriate adjustments in the number of shares subject to purchase and in the purchase price per share under the ESPP, subject to any required action by our stockholders. In the event of our proposed dissolution or liquidation, the offering period then in progress will terminate immediately, unless otherwise provided by the Board of Directors. In the event of the proposed sale of all or substantially all of our assets or our merger with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation, unless the Board determines, in its discretion, to accelerate the exercisability of all outstanding options under the ESPP. The Board may also make provisions for adjusting the number of shares subject to the ESPP and the purchase price per share we effect one or more reorganizations, recapitalizations, rights offerings or other increases or reduction of the shares of our outstanding common stock.

AMENDMENT AND TERMINATION OF THE ESPP

     The ESPP provides for offerings through the end of July 2003. The Board of Directors has power and authority to terminate or amend the ESPP. The Board of Directors may not, without the approval of our stockholders (i) increase the maximum number of shares of our common stock which may be issued under the ESPP, or (ii) amend the requirements as to the class of employees eligible to purchase our common stock under the ESPP. No termination, modification, or amendment of the ESPP may, without the consent of any affected employee, adversely affect the rights of such employee under such option.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the offering date and more than one year after the purchase date, the lesser of: (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or
(b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply with respect to participants subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the two holding periods described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and us with respect to the purchase of shares under the ESPP, is not intended to be complete, and does not discuss the income tax laws of any municipality, state or foreign country.

PARTICIPATION IN THE ESPP

     Participation in the ESPP is voluntary and dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. The following table sets forth certain information regarding shares purchased under the ESPP during the last fiscal year and the payroll deductions accumulated at the end of the last fiscal year in accounts under the ESPP for each of the officers listed in the Summary Compensation Table, for all current executive officers as a group and for all other employees who participated in the ESPP as a group.

                              AMENDED PLAN BENEFITS
                          EMPLOYEE STOCK PURCHASE PLAN

Name of Individual or Identity of Group         Number of Shares    Dollar Value
and Position                                     Purchased (#)         ($)(1)
------------                                     -------------         ------
John S. Banas III                                   14,479          $ 11,114.83
Senior Vice President and General Counsel

Randall L. Harmsen                                  11,111          $  8,555.47
Vice President of Finance

All current executive officers as a group           25,590          $ 19,704.30

All non-executive directors as a group(2)               --          $        --

All other employees as a group                     174,670          $134,495.90

----------
(1) Market value of shares on date of purchase, minus the purchase price under the ESPP.
(2) Per the terms of the ESPP, non-executive directors are not eligible to participate.

REASONS FOR AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that the approval of the proposed amendment to the ESPP is necessary to achieve the purposes of the ESPP and to promote the welfare of our Company and our stockholders generally. The Board believes that the proposed amendment to the ESPP will aid our Company in attracting and retaining officers and key employees and motivating such persons to exert their best efforts on behalf of our Company. In addition, we expect that the proposed amendment will further strengthen the identity of interests of the officers and key employees with that of the stockholders.

RATIFICATION BY STOCKHOLDERS OF THE AMENDMENT TO THE ESPP

     Approval of the amendment to the ESPP will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy at the meeting. If the amendment to the ESPP is not approved by the stockholders, the ESPP will remain in effect as previously adopted.

     The Board of Directors recommends that stockholders vote in favor of increasing the number of shares of our common stock that may be purchased pursuant to the ESPP from 1,150,000 shares to 2,150,000 shares.

            PROPOSAL TO EXTEND THE TERM OF THE 1992 STOCK OPTION PLAN

     The Board of Directors has approved a proposal to extend the term of our 1992 Stock Option Plan by ten years to November 5, 2012, subject to the approval of our stockholders.

SUMMARY OF THE 1992 STOCK OPTION PLAN

GENERAL

     The 1992 Stock Option Plan, as amended, or 1992 Plan, is divided into two programs: the Discretionary Grant Program and the Automatic Option Program. The Discretionary Grant Program provides for the granting of options to acquire our common stock, the direct granting of our common stock, the granting of stock appreciation rights, or SARs, and the granting of other cash awards. Options and awards under the 1992 Plan may be issued to executives, key employees, and others providing valuable services to us. The options issued may be incentive stock options or nonqualified stock options. We believe that the Discretionary Grant Program represents an important factor in attracting and retaining executives and other key employees and constitutes a significant part of the compensation program for employees. The Automatic Option Program provides for the automatic grant of options to acquire our common stock. Automatic options are granted to members of our Board of Directors who are not employed by us. We believe that the Automatic Option Program promotes our interests by providing such directors the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company and an increased personal interest in our continued success and progress.

     If any change is made in the stock subject to the 1992 Plan, or subject to any option or SAR granted under the 1992 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1992 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1992 Plan and the number of shares and exercise price per share of stock subject to outstanding options. An optionholder will not have any of the rights of a stockholder with respect to optioned shares until the holder exercises the option.

ELIGIBILITY AND ADMINISTRATION

     Options and awards may be granted only to persons who at the time of grant are either (i) our key personnel (including officers and directors), or (ii) consultants and independent contractors who provide valuable services to us. Options that are incentive stock options may be granted only to our key personnel who are also our employees.

     The eligible persons under the Discretionary Grant Program are divided into two groups, and there will be a separate administrator for each group. One group consists of eligible persons who are our executive officers and directors and all persons who own 10% or more of our issued and outstanding stock. The power to administer the Discretionary Grant Program with respect to those persons may be vested either with the Board of Directors or with the Senior Committee, a committee comprised of two or more "Non-Employee Directors" (as that term is defined in Rule 16(b)(3)(i) under the 1934 Act) who are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board of Directors for specific grants of options or awards under the Discretionary Grant Program. Members of the Senior Committee may participate in the Discretionary Grant Program as permitted by the rules. The second group consists of eligible persons who are not our executive officers or directors and those who do not own 10% or more of our issued and outstanding stock. The power to administer the Discretionary Grant Program with respect to the second group of eligible persons may be vested exclusively with our Board of Directors or with a committee of two or more directors. Each plan administrator will determine (a) which of the eligible persons in its group will be granted options and awards,
(b) the amount and timing of such grant, and (c) such other terms and conditions as may be imposed by the plan administrator consistent with the 1992 Plan.

     To the extent that granted options are incentive stock options, the terms and conditions of those options must be consistent with the qualification requirements set forth in the Internal Revenue Code. The maximum number of shares of stock with respect to which options or awards may be granted to any employee during the term of the 1992 Plan may not exceed 25% of the shares of stock covered by the 1992 Plan.

EXERCISE OF OPTIONS

     The expiration date, maximum number of shares purchasable, and other provisions of the options, including vesting provisions, are established at the time of grant. Options may be granted for terms of up to 10 years. Options vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the plan administrator upon the grant of the options. However, a plan administrator has the discretion to provide for the automatic acceleration of the vesting of any options or awards granted under the Discretionary Grant Program in the event of a "change in control" as defined in the 1992 Plan.

     The exercise prices of options are determined by the plan administrator, but if the option is intended to be an incentive stock option, it may not be less than 100% (110% if the option is granted to a stockholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of our stock) of the fair market value of our common stock at the time of the grant.

     Options or awards granted under the Discretionary Grant Program may be assigned, encumbered, or otherwise transferred by the optionholder or grantee if specifically allowed by the plan administrator upon the grant of the option or award. If any optionholder ceases to be employed by us for a reason other than disability or death, the optionholder or the optionholder's successor may, within three months after the termination of employment, exercise some or all of the vested incentive stock options held by the employee. If the optionholder ceases to be employed due to disability, the three-month period is extended to 12 months. However, termination for cause terminates all options held by the employee.

     Under the 1992 Plan, options that are not incentive stock options and which are outstanding at the time an optionholder's service to our company will terminate three months after the date of termination of service, unless otherwise determined by the plan administrator. If the service to our company terminates by reason of the optionholder's permanent disability, however, the options will terminate 12 months after the date of termination of service, unless otherwise determined by the plan administrator. However, if the optionholder is discharged for cause, all options held by the optionholder will terminate immediately.

AWARDS

     The plan administrators also may grant awards to eligible persons under the 1992 Plan. Awards may be granted in the form of SARs, stock awards, or cash awards. Through June 30, 2001, stock awards in the amount of 35,916 shares have been granted under the 1992 Plan.

     Awards granted in the form of SARs entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of common stock from the price stated in the award agreement to the market value of the common stock on the date first exercised or surrendered. The plan administrators may determine, consistent with the 1992 Plan, such terms, conditions, restrictions, and limitations, if any, on any SARs.

     Awards granted in the form of stock awards entitle the recipient to receive common stock directly. Awards granted in the form of cash entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the common stock or our other securities. The plan administrators may determine such other terms, conditions, and limitations, if any, on any awards.

     The 1992 Plan provides that it is not intended to be the exclusive means by which we may issue options or warrants to acquire our common stock, stock awards, or any other type of award. To the extent permitted by applicable law, we may issue any other options, warrants, or awards other than under the 1992 Plan without stockholder approval.

TERMS AND CONDITIONS OF AUTOMATIC OPTIONS

     The 1992 Plan provides that (i) each year at the meeting of the Board of Directors held immediately after the annual meeting of stockholders, each eligible director will be granted an automatic option to acquire 2,500 shares of common stock (except that the Chairman of the Board will receive an automatic option to acquire 5,000 shares if the chairman is an eligible director), and
(ii) each year each eligible director will receive an automatic option, or Formula Option, to acquire a number of shares equal to 1,000 shares for each $0.05 increase of earnings per share from the prior fiscal year, subject to a maximum of 5,000 shares of stock per eligible director. Automatic options (other than the Formula Options) will vest one day prior to the next annual meeting of stockholders after the applicable grant date unless the next annual meeting of stockholders occurs less than six months after the applicable grant date, in which case the automatic option will vest on the first anniversary of the applicable grant date. Each Formula Option will vest on the first anniversary of the applicable grant date.

     The 1992 Plan provides for the grant to new eligible directors of automatic options to acquire 10,000 shares of common stock on the date of their first appointment or election to the Board. The automatic options granted to new eligible directors vest one day prior to the next annual meeting of stockholders that occurs after the applicable grant date unless the next annual meeting of stockholders occurs less than six months after the applicable grant date, in which case the automatic options become exercisable and vest on the first anniversary of the applicable grant date. An eligible director is not eligible to receive the 2,500 share automatic option or the Formula Option if that grant date is within 30 days of such eligible director receiving the 10,000 share automatic option.

     The 1992 Plan provides that, in the event of a change in control, all unvested automatic options will automatically accelerate and immediately vest so that each outstanding automatic option will become fully exercisable, immediately prior to the effective date of such change in control.

     The exercise price per share of stock subject to each automatic option is equal to the 100% of the fair market value per share on the date of the grant of the automatic option. Each automatic option expires on the tenth anniversary of the date of grant. Eligible directors also may be eligible to receive options or awards under the Discretionary Grant Program or option grants or direct stock issuances under any four other plans. Cessation of service on the Board terminates any automatic options for shares that were not vested at the time of such cessation. Automatic options are nontransferable other than by will or the laws of descent and distribution on the death of the optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder.

DURATION AND MODIFICATION

     The 1992 Plan will remain in force until November 5, 2002. The Board of Directors has approved a 10-year extension of the 1992 Plan, which extension is being recommended to the stockholders for approval at the Annual Meeting. Our Board of Directors at any time may amend the 1992 Plan except that, without the approval by the affirmative vote of the holders of a majority of the outstanding shares of our common stock, the Board of Directors may not (i) increase, except in the case of certain organic changes to our company, the maximum number of shares of common stock subject to the 1992 Plan, (ii) reduce the exercise price at which options may be granted or the exercise price for which any outstanding option may be exercised, (iii) extend the term of the 1992 Plan, (iv) change the class of persons eligible to receive options or awards under the 1992 Plan, or
(v) materially increase the benefits accruing to participants under the 1992 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any option previously granted under the 1992 Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding option. Despite the foregoing, the Board of Directors may amend the 1992 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the 1934 Act without the consent of our stockholders.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

     Certain options granted under the 1992 Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the option price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. We will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

     Certain other options issued under the 1992 Plan, including options issued automatically to the non-employee members of the Board of Directors, will be nonqualified options. The income tax consequences of nonqualified options will be governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of the common stock acquired pursuant to the exercise of any option over the amount paid for such stock, or Excess Value, must be included in the gross income of the optionholder in the first taxable year in which the common stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, we will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. We will be required to withhold income tax with respect to income reportable pursuant to Code Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

PARTICIPATION IN THE 1992 STOCK OPTION PLAN

     The grant of options under the 1992 Stock Option Plan to executives, key employees, and others providing valuable services to us, including the Named Executive Officers, is subject to the discretion of the plan's administrator. As of the date of this proxy statement, there has been no determination by the administrator with respect to future awards under the 1992 Stock Option Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of options to the officers listed in the Summary Compensation Table above, to all current executive officers as a group during the last fiscal year:

                              AMENDED PLAN BENEFITS
                             1992 STOCK OPTION PLAN

                                                                 SHARES UNDERLYING     WEIGHTED AVERAGE EXERCISE
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION             OPTION GRANTED (#)     PRICE PER SHARE ($/SH.)
----------------------------------------------------             ------------------     -----------------------
Jack E. Brucker                                                        200,000                  $2.00
Chief Executive Officer and President

Dr. Michel Sucher                                                       75,000                  $1.50
Former Senior Vice President and Chief Medical Officer

Robert B. Hillier                                                       75,000                  $1.50
Former Senior Vice President and Chief Administrative Officer

John S. Banas III                                                      150,000                  $1.50
Senior Vice President and General Counsel

Randall L. Harmsen                                                           0                  $  --
Vice President of Finance

All current executive officers as a group                              500,000                  $1.70

All non-executive directors as a group                                  17,500                  $2.00

All other employees as a group                                       1,082,750                  $1.50

REASONS FOR AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that the approval of the proposed extension of the term of the 1992 Plan is necessary to continue achievement of the purposes of the 1992 Plan and promotion of the welfare of our Company and our stockholders generally. The Board of Directors believes that the proposed amendment to the 1992 Plan will aid our Company in continuing to attract and retain directors, executives and other key employees, and promote our interests by providing such individuals the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest in our company and an increased personal interest in our continued success and progress. In addition, we expect that the proposed amendment will further strengthen the identity of interests of the directors, officers and key employees with that of the stockholders.

RATIFICATION BY STOCKHOLDERS OF THE AMENDMENT TO THE 1992 PLAN

     Approval of extension of the term of the 1992 Plan will require approval by the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy at the meeting. In the event that the amendment to the 1992 Plan is not approved by the stockholders, the 1992 Plan will remain in effect as previously adopted.

     The Board of Directors recommends that stockholders vote in favor of the extension of the term of the 1992 Plan.

     DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS; DISCRETIONARY AUTHORITY

     Any stockholder who intends to present a proposal at annual meeting of stockholders for the year ending June 30, 2002 and have it included in the Company's proxy materials for that meeting must deliver the proposal to us for our consideration no later than July 9, 2002 and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

     In addition, under our bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as a director or to introduce an item of business at the annual meeting of stockholders following fiscal year 2002. Under these procedures, a notice setting forth information specified in the bylaws must be received by us no later than (i) 60 days prior to the annual meeting if such meeting is held between November 19, 2002 and December 18, 2002; (ii) 90 days prior to the annual meeting if such meeting is held on or after December 18, 2002; or (iii) if the 2002 annual meeting is held on another date, on or before the close of business on the 15th day following the date of public disclosure of the date of such meeting.

     Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals properly presented at the Annual Meeting, except in circumstances where (i) we receive notice of the proposed matter prior to the deadline set forth in our Bylaws; and (ii) the proponent complies with the other requirements set forth in Rule 14a-4. We did not receive notice of any stockholder proposal prior to such deadline; therefore, no stockholder proposal may be properly presented at the Annual Meeting.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP served as the Company's independent auditors for the fiscal year ended June 30, 2001. The Company has not finalized its decision concerning appointment of an independent auditor for the fiscal year ending June 30, 2002. The Company believes representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                         HOUSEHOLDING OF PROXY MATERIALS

     In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as householding, potentially means extra convenience for security holders and cost savings for companies.

     Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of Rural/Metro shares, they should submit a written request to Rural/Metro Corporation, 8401 E. Indian School Road, Scottsdale, AZ 85251, Attn: General Counsel.

                                  OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Scottsdale, Arizona
November 6, 2001

                             RURAL/METRO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RURAL/METRO CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS.

     The undersigned stockholder of Rural/Metro Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company and hereby appoints Cor J. Clement, Sr. and Louis G. Jekel, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of RURAL/METRO CORPORATION to be held at Company's corporate headquarters at 8401 East Indian School Road, Scottsdale, Arizona, on Tuesday, December 18, 2001, at 10:00 a.m., Mountain Standard Time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. ELECTION OF DIRECTORS

   [ ] FOR all nominees listed below (except as indicated)
   [ ] WITHHOLD AUTHORITY to vote for the three nominees listed below

       If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

       Jack E. Brucker           Louis A. Witzeman           Mary Anne Carpenter


2. PROPOSAL TO APPROVE AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK THAT MAY BE PURCHASED PURSUANT TO THE PLAN FROM 1,150,000 SHARES TO 2,150,000 SHARES.

         [ ] FOR                   [ ] AGAINST                  [ ] ABSTAIN

3. PROPOSAL TO EXTEND THE TERM OF THE 1992 STOCK OPTION PLAN BY TEN YEARS TO NOVEMBER 5, 2012.

         [ ] FOR                   [ ] AGAINST                  [ ] ABSTAIN

and upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE NOMINEES IN PROPOSAL 1; FOR THE PROPOSAL TO EXTEND THE TERM OF THE 1992 STOCK OPTION PLAN; FOR THE INCREASE IN THE EMPLOYEE STOCK PURCHASE PLAN; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                        A   majority   of  such   attorneys   or
                                        substitutes  as  shall  be  present  and
                                        shall  act  at  said   meeting   or  any
                                        adjournment or adjournments  thereof (or
                                        if only one  shall be  present  and act,
                                        then  that  one)   shall  have  and  may
                                        exercise all of the powers of said attorneys-in-fact hereunder.

     Dated: ________________, 2001

                                        SIGNATURES:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        (This Proxy  should be dated,  signed by
                                        the stockholder(s) exactly as his or her
                                        name   appears   hereon,   and  returned
                                        promptly  in  the   enclosed   envelope.
                                        Persons signing in a fiduciary  capacity
                                        should so  indicate.  If shares are held
                                        by  joint   tenants   or  as   community
                                        property,   both   stockholders   should
                                        sign.)

                                                                      APPENDIX A
                                                                      ----------
                                                   (Not Part of Proxy Statement)

                        CHARTER OF THE AUDIT COMMITTEE OF
                             RURAL/METRO CORPORATION

PURPOSE AND SCOPE

This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Rural/Metro Corporation, a Delaware corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

* the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

*    the Company's systems of internal accounting and financial controls;

*    the independence and performance of the Company's outside auditors; and

* compliance by the Company with any financial and accounting compliance programs as may be established by the Board and the Company's management from time-to-time.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

*    independent auditors,

*    internal accounting staff, and

*    management.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company's Proxy Statement for the Company's annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

The Committee shall be comprised of at least three members of the Board. The members of the Committee shall meet all "independence" and qualification requirements of the rules and regulations of the Nasdaq Stock Market, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

* has no relationship to the Company that may interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director; and

* is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that results in such individual's financial sophistication including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the Nasdaq Stock Market and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

* the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders, and

* the Company complies with all other requirements of the rules and regulations of the Nasdaq Stock Market with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

2. The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and manage business risk, as well as financial and accounting compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel, to discuss the results of the Committee's examinations. The Committee shall review with management and the independent auditors the management letter presented to the Company by the independent auditors.

3.   The Committee shall:

* ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

* discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

*    recommend   that  the  Board  take   appropriate   action  to  oversee  the
     independence of the independent auditors.

4. If so requested by the independent auditors or the Company's management, prior to the filing of the Company's Quarterly Report on Form 10-Q the Committee (as a whole or acting through the Committee chair) shall:

* review the interim financial statements with management and the independent auditors, and

* discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement of Auditing Standards ("SAS") No. 71, as such may be amended or supplemented from time to time.

5. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors' judgment about the quality, not just acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

6. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to shareholders in connection with the Company's annual meeting of shareholders.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

Dated:  June 13, 2000.

                                                                      APPENDIX B
                                                                      ----------
                                                   (Not Part of Proxy Statement)

                             RURAL/METRO CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                      AS AMENDED THROUGH NOVEMBER 20, 1997

                                    ARTICLE I
                                     PURPOSE

     1.1. NAME. This Stock Purchase Plan shall be known as the Rural/Metro Employee Stock Purchase Plan (the "Plan").

     1.2. PURPOSE. The Plan is intended to provide a method whereby employees of Rural/Metro Corporation, a Delaware corporation (the "Company"), and one or more of its Subsidiary Corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

     1.3. QUALIFICATION. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II
                                   DEFINITIONS

     2.1. BASE PAY. "Base Pay" shall mean the estimated annual compensation of an Employee and (a) with respect to a salaried Employee, shall be based on such Employee's current annual salary and (b) with respect to a hourly Employee, shall be based on such Employee's RHE times such Employee's regular straight-time hourly rate. Shift premium, bonuses, "skill-based" pay, and other special payments, commissions (unless such commissions represent the primary source of compensation, as determined by the Committee) and other marketing incentive payments shall not be included in Base Pay. For purpose of the foregoing, "RHE" for a full time Employee shall mean the sum of (i) 2080 and
(ii) 1.5 times the estimated number of overtime hours to be worked annually and "RHE" for a part-time Employee shall mean 1040. If any Offering is a six month Offering, the Base Pay shall be divided by one-half.

     2.2. COMMITTEE. "Committee" shall mean the individuals described in ARTICLE XI.

     2.3. EMPLOYEE. "Employee" shall mean any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

     2.4. PARTICIPATING COMPANY. "Participating Company" shall mean the Company and such Subsidiary Corporations as may be designated from time to time by the Board of Directors of the Company.

     2.5. STOCK. "Stock" shall mean the Common Stock of the Company, par value one cent ($.01).

     2.6. SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as that term is defined in Code section 424.

                                  ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

     3.1. INITIAL ELIGIBILITY. Any Employee who shall have completed 30 days of continuous employment with a Participating Company and is employed by a Participating Company on the date such Employee's participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such 30 day employment period has concluded. Any Corporation which becomes a Subsidiary Corporation after the initial Offering Commencement Date shall become a Participating Company only upon the decision of the Board of Directors of the Company to designate such Subsidiary Corporation as a Participating Company and to extend the benefits of the Plan to its eligible Employees. For any Subsidiary Corporation which becomes a Participating Company in the Plan after July 1, 1994, a subsequent effective date shall be designated with respect to its participation by the eligible Employees of such Participating Company.

     3.2. LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by a Participating Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

     3.3. RESTRICTIONS ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

          (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

          (b) which permits such Employee's rights to purchase stock under all Employee stock purchase plans of the Company and all Participating Companies to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     3.4. COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant by completing the enrollment forms prescribed by the Committee (including a purchase agreement and a payroll deduction authorization) and filing such forms with the designated office of the Company prior to the Offering Commencement Date for the next scheduled Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the next scheduled Offering Commencement Date when such Employee's authorization for a payroll deduction becomes effective and shall continue in effect for the term of this Plan, except to the extent such payroll deduction is changed in accordance with this Section 3.4 or terminated in accordance with Article VIII. The participant may, at any time, increase or decrease the rate of the participant's payroll deduction by filing the appropriate form with the designated office of the Company. The new rate shall become effective as of the next applicable Offering Commencement Date.

                                   ARTICLE IV
                                    OFFERINGS

     4.1. ANNUAL OFFERINGS. The Plan will be implemented by up to 10 annual offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of July in each of the years 1994 through 2003, with each Offering terminating on June 30 of the following year, provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into two six-month Offerings commencing respectively, on July 1 and January 1 and terminating six months thereafter. The total number of shares issuable under the Plan shall be 450,000. As used in the Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31 as the case may be, on which the particular Offering terminates. Any decision of the Committee to adjust the number of shares in an Offering must be made prior to the Offering Commencement Date of that Offering.

                                   ARTICLE V
                               PAYROLL DEDUCTIONS

     5.1. PERCENTAGE OF PARTICIPATION. At the time an Employee files authorization for payroll deduction and becomes a participant in the Plan, the Employee shall elect to have deductions made from the Employee's pay on each payday during the time the Employee is a participant in an Offering. Such deductions shall be an amount equal to the Employee's Participation Amount divided by the number of payroll periods occurring during the Offering. An Employee's "Participation Amount" shall equal the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10 percent (as elected by the Employee) times such Employee's Base Pay in effect at the Offering Commencement Date of such Offering; provided, however, that prior to any Offering Commencement Date, the Committee shall have the discretion to limit deductions to less than 10 percent (but no less than 5 percent) for any Offering.

     5.2. CALCULATION OF BASE PAY. An Employee's Base Pay of the date of an Offering and whether an Employee is "part-time" shall be determined in the discretion of the Company based on the provisions of this Plan. In calculating an Employee's normal weekly rate of pay under this Section 5.2, retroactive adjustments occurring during an Offering which are retroactive to the last day prior to the Commencement Date of that particular Offering shall be taken into account. In addition, if a participant's Base Pay includes commissions, then the Committee may set such Employee's Base Pay based upon averages and standards as determined in the discretion of the Committee.

     5.3. PARTICIPANT'S ACCOUNT. All payroll deductions made for a participant shall be credited to such Employee's account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in SECTION 5.5.

     5.4. CHANGES IN PAYROLL DEDUCTIONS. A participant may discontinue participation in the Plan as provided in ARTICLE VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of such participant's payroll deductions for that Offering.

     5.5. LEAVE OF ABSENCE. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in such participant's account pursuant to Section 8.1 hereof, or (b) to discontinue contributions to the Plan but remain a participant in the Plan, or remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Participating Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                                   ARTICLE VI
                               GRANTING OF OPTION

     6.1. NUMBER OF OPTION SHARES. On each Offering Commencement Date, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Stock of the Company equal to the Participation Amount (as defined in Section 5.1 hereof) divided by the Option Price of the stock of the Company on the applicable Offering Commencement Date, determined as provided in Section 6.2 hereof.

     6.2. OPTION PRICE. The Option Price of Stock purchased with payroll deductions made during each Offering for a participant therein shall be 85 percent of the closing price of the Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market; provided, however, that for Offerings that commence on or after January 1, 1998, the Option Price shall be the lower of (a) 85 percent of the closing price of the Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market; or (b) 85 percent of the closing price of the Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market.

                                  ARTICLE VII
                               EXERCISE OF OPTION

     7.1. AUTOMATIC EXERCISE. Unless a participant gives written notice to the Company as hereinafter provided, such participant's option for the purchase of stock granted under Section 6.1 hereof will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Stock which the accumulated payroll deductions in such Employee's account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.1 hereof), and any excess in such Employee's account at that time will be returned to the participant.

     7.2. FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be, at the option of the Committee, either (a) returned (without interest) to any Employee promptly following the termination of an Offering, or (b) added to the Participation Amount and held for the purchase of Stock in connection with the next Offering; provided, however, that such amount (without interest) shall be refunded to any Employee who provides the Company with a written request for a refund prior to the use of such amount to purchase Stock at the end of the next Offering.

     7.3. TRANSFERABILITY OF OPTION. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

     7.4. DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the Stock purchased upon exercise of such Employee's option. All Stock delivered to each participant will contain a restriction stating that such Stock is restricted from being transferred for a period of one year from the date of issuance unless the Committee otherwise consents. It is not the intention of the Committee to consent to transfers except in extraordinary situations such as upon the death of a participant. The Committee may withhold its consent to any such transfer in its absolute and sole arbitrary discretion. Any transfer in violation of the legend placed on each such stock certificate shall be void ab initio. In no event, however, shall stock be forfeited for violation of the transfer restriction.

                                  ARTICLE VIII
                                   WITHDRAWAL

     8.1.  IN  GENERAL.  At any time prior to the last five days of an  Offering period, a participant may withdraw payroll deductions credited to such participant's account under the Plan by giving written notice to the designated office of the Company, which withdrawal notice shall be in form and substance as decided by the Committee. All of the participant's payroll deductions credited to the participant's account will be paid to the participant promptly after receipt of such participant's notice of withdrawal, and no further payroll deductions will be made from the participant's pay during such Offering or during any subsequent Offering unless an Employee re-enrolls as provided in
Section 8.2 hereof. The Company may, at its option, treat any attempt by a participant to borrow on the security of such participant's accumulated payroll deductions as an election to withdraw such deductions.

     8.2. EFFECT ON SUBSEQUENT PARTICIPATION. A participant's withdrawal from any Offering will not have any effect upon such Employee's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company. In order to be eligible for a subsequent Offering, however, a participant who has withdrawn from an Offering must satisfy the requirements of SECTION 3.4 hereof prior to the Offering Commencement Date of the next succeeding Offering.

     8.3. TERMINATION OF EMPLOYMENT. Upon termination of the participant's employment for any reason, including retirement (but excluding death or permanent disablement while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to such Employee's account will be returned to the Employee, or, in the case of the Employee's death subsequent to the termination of such Employee's employment, to the person or persons entitled thereto under SECTION 12.1 hereof.

     8.4. TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of the participant's employment because of death or permanent disablement, the participant or participant's beneficiary (as defined in Section 12.1 hereof) shall have the right to elect, by written notice given to the designated office of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the termination of the participant's employment, either:

          (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

          (b) to exercise the participant's option on the next Offering Termination Date and purchase the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's cessation of employment will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the designated office of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

     8.5. LEAVE OF ABSENCE. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 5.5 hereof, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE IX
                                    INTEREST

     9.1. PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant Employee including any interest paid on any and all money which is distributed to an Employee or such Employee's beneficiary pursuant to the provisions of Sections 8.1, 8.3, 8.4 and 10.1 hereof.

                                    ARTICLE X
                                      STOCK

     10.1. MAXIMUM SHARES. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof, shall be 450,000 shares. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as the Committee shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to such participant as promptly as possible.

     10.2. PARTICIPANT'S INTEREST IN OPTION STOCK. The participant will have no interest in stock covered by such Employee's option until such option has been exercised.

     10.3. REGISTRATION OF STOCK. Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the designated office of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, in the form and manner permitted by applicable law.

     10.4. RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange or the NASDAQ National Market, and that either:

          (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

          (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is such Employee's intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI
                                 ADMINISTRATION

     11.1. APPOINTMENT OF COMMITTEE. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than two (2) members of the Board of Directors. Members of the Committee who are Employees shall be eligible to purchase stock under the Plan.

     11.2. AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. The Committee may delegate its authority as it deems necessary.

     11.3. RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE XII
                                  MISCELLANEOUS

     12.1. DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the designated office of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the Stock or cash credited to the participant under the Plan.

     12.2. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

     12.3. USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     12.4. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

          (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split (whether or not effected in the form of a stock dividend), reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted.

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Company's Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     12.5. AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to Section 12.4 hereof); or (ii) amend the requirements as to the class of Employees eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.

     12.6. EFFECTIVE DATE. The original Plan was effective as of July 1, 1994 and was thereafter approved by the holders of the majority of the Common Stock present and represented at the annual meeting of the shareholders held on December 8, 1994.

     12.7. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

     12.8. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

     12.9. GOVERNING LAW. The law of the State of Arizona will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.


                                        RURAL/METRO CORPORATION,
                                        a Delaware corporation



                                        By:  /s/ Warren S. Rustand
                                             -----------------------------------
                                        Its: Chief Executive Officer

Attest:

/s/ Louis G. Jekel
--------------------------------
Secretary

                                                                      APPENDIX C
                                                                      ----------
                                                   (Not Part of Proxy Statement)

                             RURAL/METRO CORPORATION

                             1992 STOCK OPTION PLAN
                        (AS AMENDED THROUGH OCTOBER 1998)

                                    ARTICLE I
                                     GENERAL

     1.1. PURPOSE OF PLAN; TERM.

          (a) BACKGROUND. On November 6, 1992, the predecessor to Rural/Metro Corporation, a Delaware corporation (the "Company"), adopted the Rural/Metro Corporation Senior Management Stock Option Plan (the "Original Plan"). Thereafter, the Original Plan was amended and restated (the "Amended and Restated Plan") and the stockholders approved the Amended and Restated Plan. The Amended and Restated Plan was subsequently assumed by the Company upon a merger with the predecessor. On September 21, 1994, the Company's Board of Directors (the "Board") adopted an Amended and Restated 1992 Stock Option Plan (as amended through August 1994) whereby an Automatic Grant Program was added, additional shares of Stock were authorized to be issued under the Plan, and certain other technical changes were made. The Amended and Restated 1992 Stock Option Plan (as amended through August 1994) was approved by the stockholders of the Company on December 8, 1994 and shall be referred to herein as the "Revised 1994 Plan." On October 17, 1995, the Board adopted an Amended and Restated 1992 Stock Option Plan (as amended through October 1995) (referred to herein as the "Revised 1995 Plan") whereby the Automatic Grant Program was amended, additional shares of stock were authorized to be issued under the Plan, and certain other technical changes were made. The Revised 1995 Plan was approved by the stockholders of the Company on December 8, 1995. On September 6, 1996, the Board adopted a newly Amended and Restated 1992 Stock Option Plan (the "Revised 1996 Plan") whereby certain technical changes were made. The Revised 1996 Plan was approved by the stockholders of the Company on November 21, 1996. On September 12, 1997, the Board adopted an Amended and Restated 1992 Stock Option Plan (as amended through September 1997) (the "Revised 1997 Plan") whereby additional shares of stock were authorized to be issued under the Plan. The Revised 1997 Plan was approved by the stockholders of the Company on November 21, 1997. On August 21, 1998, the Board adopted an Amended and Restated 1992 Stock Option Plan (as amended through October 1998) whereby certain technical amendments were made to become effective on October 15, 1998. This Amended and Restated Stock Option Plan shall be known as the Rural/Metro Corporation 1992 Stock Option Plan (the "Plan"). Any Options or Awards outstanding prior to the adoption by the Board of the Revised 1997 Plan shall remain valid and unchanged.

          (b) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in ARTICLE V hereto.

          (c) GENERAL PURPOSE. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

               (i) DISCRETIONARY GRANT PROGRAM. The purpose of the Discretionary Grant Program is to further the interests of the Company and its stockholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards").

               (ii) AUTOMATIC GRANT PROGRAM. The purpose of the Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Board the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Company's Stock ("Automatic Options").

          (d) CHARACTER OF OPTIONS. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code Section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

          (e) RULE 16B-3 PLAN. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

          (f) DURATION OF PLAN. The term of the Plan is 10 years commencing on the date of adoption of the Original Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

     1.2. STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

          (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's common stock $.01 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 4.1 hereof, the aggregate number of shares of Stock covered by the Plan and issuable thereunder shall be 6,000,000 shares of Stock, which includes 65,750 shares of Stock previously authorized under the Company's 1989 Stock Option Plan. Upon the adoption of the Revised 1995 Plan by the Company's stockholders, the Company's 1989 Stock Option Plan was terminated such that no more options may be granted under that plan.

          (b) CALCULATION OF AVAILABLE SHARES. For purposes of calculating the maximum number of shares of Stock which may be issued under the Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of an SAR shall be counted.

          (c) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

     1.3. APPROVAL; AMENDMENTS.

          (a) APPROVAL BY STOCKHOLDERS. The Revised 1997 Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Revised 1997 Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

          (b) COMMENCEMENT OF PROGRAMS. The Automatic Grant Program herein, shall commence immediately. The Discretionary Grant Program, as revised herein, shall commence immediately subject to the terms set forth in Section 1.1(a).

          (c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Discretionary Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE II
                           DISCRETIONARY GRANT PROGRAM

     2.1. PARTICIPANTS; ADMINISTRATION.

          (a) ELIGIBILITY AND PARTICIPATION. Discretionary Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are
(1) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporations) who are also employees of the Company (or its Parent or Subsidiary Corporations), and (2) the maximum number of shares of stock with respect to which Options or Awards may be granted to any employee during the term of the Plan shall not exceed 25 percent of the shares of stock covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Discretionary Grant Program and the conditions relating to such Award.

          (b) GENERAL ADMINISTRATION. The Eligible Persons under the Discretionary Grant Program shall be divided into two groups arid there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Discretionary Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Discretionary Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors which are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Discretionary Options or Awards under the Discretionary Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code Section 162(m).

          (c) PLAN ADMINISTRATORS. The Board, the Employee Committee, Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Awards under the Discretionary Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant Program or any outstanding Discretionary Option or Award.

          (d) GUIDELINES FOR PARTICIPATION. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

     2.2. TERMS AND CONDITIONS OF OPTIONS.

          (a) ALLOTMENT OF SHARES. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

          (b) EXERCISE PRICE. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share. If the Discretionary Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 4.5 hereof.

          (c) INDIVIDUAL STOCK OPTION AGREEMENTS. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

          (d) OPTION PERIOD. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time to time during the term of the Discretionary Option or provide for its exercise in stated installments at stated times during the Option's term.

          (e) VESTING; LIMITATIONS. The time at which the Optioned Shares vest with respect to an Optionholder shall be in the discretion of that Optionholders Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

          (f) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

          (g) METHOD OF EXERCISE. In order to exercise a Discretionary Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

               (ii) pay the aggregate Option Price in one of the alternate forms as set forth in SECTION 2.2(h) below; and

               (iii) furnish appropriate documentation that the person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Discretionary Option in accordance herewith) a certificate or certificates representing the Stock for which the Discretionary Option has been exercised in accordance with the provisions of this Plan. In no event may any Discretionary Option be exercised for any fractional shares.

          (h) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) Full payment in cash or check made payable to the Company's order, or

               (ii) Full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with SECTION 4.5 hereof); or

               (iii) If a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased, and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          (i) REPURCHASE RIGHT. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal  with  respect  to  any  proposed  sale  or  other  disposition  by  the
Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

          (j) TERMINATION OF INCENTIVE STOCK OPTIONS.

               (i) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than death, such Optionholder (or such Optionholder's successors in the case of the Optionholder's death) may, within three months after the date of termination of such Service, but in no event after the Incentive Stock Option's stated expiration date, exercise some or all of the Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if Optionholder is discharged for cause, then the Incentive Stock Option shall thereafter be void for all purposes. "Cause" shall be limited to a termination of Service based upon a finding by the Plan Administrator that the Optionholder (a) has been convicted of a felony involving dishonesty, fraud, theft or embezzlement
(b) has repeatedly failed or refused, after written notice from the Company, in a material respect to follow reasonable policies or directives established by the Company; (c) has willfully and persistently failed, after written notice from the Company, to attend to material duties or obligations imposed upon him;
(d) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a felony involving $1,000 or more of money or property of the Company; or (e) has misrepresented or concealed a material fact for purposes of securing employment with the Company. Notwithstanding the foregoing, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of disability.

               (ii) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, the Optionholder's vested Incentive Stock Options on the date of death shall be exercisable within three months of such death or until the stated expiration date of the Optionholder's Incentive Stock Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of the notice of exercise and of payment in fill of the Option Price as specified in Sections 2.2(g) and (h) hereof a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

          (k) TERMINATION OF NONQUALIFIED OPTIONS. Any Options that are not Incentive Stock Options and that are outstanding at the time an Optionholder dies while in Service to the Company or otherwise ceases to be in Service to the Company shall, unless otherwise determined by the Plan Administrator, terminate upon the first to occur of (i) three months after the date of termination of Service if the Optionholder ceases to be in the Service of the Company for any reason other than permanent disability; and (ii) twelve months after the date of termination of Service if the Optionholder ceases to be in the Service of the Company by reason of the Optionholder's permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the Plan Administrator), provided that no Option shall be exercisable after the Option's stared expiration date, and provided further, that if the Optionholder is discharged for Cause (as defined in Section 2.2(j)(i)), then the Option will thereafter be void for all purposes.

          (l) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

          (m) DEFINITION OF "SERVICE". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of a Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

     2.3. TERMS AND CONDITIONS OF STOCK AWARDS.

          (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Delaware corporate law, employment tax, and/or income tax withholding requirements.

          (c) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

          (d) AWARD AGREEMENTS. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

     2.4. TERMS AND CONDITIONS OF SARS.

          (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

          (b) AWARD OF SARS. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Discretionary Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any

Eligible   Person  an  SAR  permitting  the  Eligible  Person  to  be  paid  the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

          (c) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

          (d) SAR AGREEMENTS. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

          (e) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

          (f) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

          (g) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

          (h) TERMINATION OF EMPLOYMENT; DEATH. Section 2.2(i), applicable to Incentive Stock Options, and Section 2.2(k) applicable to nonqualified options, shall apply equally to the tandem SARs and if not issued in tandem, Section 2.2(k) shall apply to the SARs.

     2.5. OTHER CASH AWARDS.

          (a) IN GENERAL. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

          (b) CONDITIONS TO AWARD. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                             AUTOMATIC GRANT PROGRAM

     3.1. ELIGIBLE PERSONS UNDER THE AUTOMATIC GRANT PROGRAM. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons qualify as Non-Employee directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

     3.2. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.

          (a) AMOUNT AND DATE OF GRANT. During the term of this Plan, Automatic Grants shall be made to each Eligible Director ("Optionholder") as follows:

               (i) ANNUAL GRANTS. Each year on the Annual Grant Date an Automatic Option to acquire 2,500 shares of Stock shall be granted to each Eligible Director (except that an Automatic Option to acquire 5,000 shares of Stock shall be granted to the Chairman of the Board, assuming the Chairman of the Board is an Eligible Director) for so long as there are shares of Stock available under Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual stockholders meeting. Notwithstanding the foregoing, (i) any Eligible Director whose term ended on the Annual Grant Date and who was not-reelected on that date shall not be eligible to receive any automatic option grants on that Annual Grant Date, and (ii) any Eligible Director that was granted an Automatic Option under Section 3.2(a)(ii) hereof within 30 days of an Annual Grant Date shall be ineligible to receive an Automatic Option grant pursuant to this Section 3.2(a(i) on such Annual Grant Date.

               (ii) INITIAL NEW DIRECTOR GRANTS. On the Initial Grant Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Option grant under this Section 3.2(a)(ii) shall be granted an Automatic Option to acquire 10,000 shares of Stock for so long as there are shares of Stock available under Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board.

               (iii) FORMULA GRANT. Each year on the Formula Grant Date, an Automatic Option to acquire shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under Section 1.2 hereof. Each year, the number of shares of Stock that may be acquired under the Automatic Option granted pursuant to this Section 3.2(a)(iii) shall be an amount equal to 1,000 shares of Stock for each $.05 EPS Increase, subject to a maximum of 5,000 shares of Stock to each Eligible Director. For purposes of the foregoing, "EPS Increase" means the amount by which the earnings per share, as reported in the audited financial statements of the Company for the most recent fiscal year exceeds the earnings per share for the Company, as calculated under its audited financial statements, for the previous fiscal year. The "Formula Grant Date" shall be the later of the last day of the second calendar month occurring after the close of any fiscal year or the seventh day after the earnings of the Company have been publicly announced for any such fiscal year. Any Eligible Director that was granted an Automatic Option under Section 3.2(a)(ii) hereof within 30 days of a Formula Grant Date shall be ineligible to receive an Automatic Option pursuant to this Section 3.2(a)(iii) on such Formula Grant Date.

          (b) EXERCISE PRICE. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the Automatic Option was granted as determined in accordance with the valuation provisions of Section 4.5 hereof (the "Option Price").

          (c) VESTING. Each Automatic Option Grant (other than the Formula Grant) shall become exercisable and vest one day before the next succeeding stockholders' meeting that occurs after the applicable grant date unless the next succeeding annual meeting occurs less than six months after the applicable grant date, in which case the Automatic Grant shall become exercisable and vest on the first anniversary of the applicable grant date. Each Automatic Option Grant that is a Formula Grant shall become exercisable and vest on the first anniversary of the applicable grant date. Each Automatic Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such vesting date.

          (d) METHOD OF EXERCISE. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

               (ii) pay the aggregate Option Price in one of the alternate forms as set forth in Section 3.2(c) below; and

               (iii) furnish appropriate documentation that the person or persons exercising the Automatic Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

          (e) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

               (i) fill payment in cash or check made payable to the Company's order; or

               (ii) full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

               (iii) if a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

          (f) TERM OF OPTION. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Except as provided in Article IV hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately end and the Automatic Option shall cease to be outstanding in accordance with the following provisions: .

               (i) The Automatic Option shall immediately terminate and cease to be outstanding for any Optioned Shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

               (ii) Should an Optionholder cease, for any reason other than death, to serve as a member of the Board, then the Optionholder shall have a six month period measured from the date of such cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised alter the Expiration Date of such Automatic Option.

               (iii) Should an Optionholder die while serving as a Board member or within six months after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a one year period measured from the date of the Optionholder's cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1. CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options and Awards and the price per share stated in such Options and Awards, and the number of Automatic Options to be granted pursuant to the Automatic Program, shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     4.2. MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

     4.3. CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

     4.4. CHANGE IN CONTROL.

          (a) AUTOMATIC GRANT PROGRAM. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

          (b) DISCRETIONARY GRANT PROGRAM. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

          (c) INCENTIVE STOCK OPTION LIMITS. The exercisability of any Discretionary Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

     4.5. CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

               (ii) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

     4.6. USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

     4.7. CANCELLATION OF OPTIONS. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

     4.8. REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

     4.9. INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, suit, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

     4.10. PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

     4.11. COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     4.12. PRIVILEGE OF STOCK OWNERSHIP. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for such Optioned Shares.

     4.13. ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. Except as may be specifically allowed by the Board or Plan Administrator and set forth in the documents evidencing a Discretionary Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

     4.14. SECURITIES RESTRICTIONS.

          (a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

          The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future key personnel who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees (i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          (c) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable upon exercise of Options granted under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 4.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

     4.15. TAX WITHHOLDING.

          (a) GENERAL. The Company's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements. (b)
SHARES  TO  PAY  FOR  WITHHOLDING.  The  Board  may,  in its  discretion  and in accordance  with the  provisions of this Section  4.15

          (b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders in connection with the exercise of their Options ("Taxes"). Such right may be provided to any such Optionholder in either or both of the following formats:

               (i) STOCK WITHHOLDING. The Optionholder of an Option may be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable upon the exercise of such Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder.

               (ii) STOCK DELIVERY. The Board may, in its discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the taxes incurred in connection with such Option exercise designated by the Optionholder.

     4.16. GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

                                    ARTICLE V
                                   DEFINITIONS

     The following capitalized terms used in this Plan shall have the meaning described below:

     "AFFILIATES" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

     "ANNUAL GRANT DATE" shall mean the date of the Company's annual stockholder meeting.

     "AUTOMATIC GRANT PROGRAM" shall mean that program set forth in Article III of this Agreement pursuant to which Eligible Directors, as defined herein, are automatically granted Options upon certain events.

     "AUTOMATIC OPTION GRANT" shall mean those automatic option grants made on the Annual Grant Date, on the Initial Grant Date, and on the Formula Grant Date.

     "AUTOMATIC OPTIONS" shall mean those Options granted pursuant to the Automatic Grant Program.

     "AWARD" shall mean a Stock Award, SAR or Cash Award.

     "BOARD" shall mean the Board of Directors of the Company.

     "CASH  AWARD"  shall  mean an award to be paid in cash  and  granted  under
Section 2.5 hereunder.

     "CHANGE IN CONTROL" shall mean and include the following transactions or situation:

               (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

               (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

               (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities shall not be deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

               (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

               (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

               (vi) Change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMPANY" shall mean Rural/Metro Corporation, a Delaware corporation.

     "CORPORATE TRANSACTION" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated;
(b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     "DISCRETIONARY GRANT PROGRAM" shall mean the program described in Article II of this Plan pursuant to which certain Eligible Directors are granted Options or Awards in the discretion of the Plan Administrator.

     "DISCRETIONARY OPTIONS" shall mean options granted under the Discretionary Grant Program.

     "EFFECTIVE DATE" shall mean the date that the Plan has been approved by the stockholders as required by Section 1.3(a) hereof.

     "ELIGIBLE DIRECTOR" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

     "ELIGIBLE PERSONS" shall mean (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; and (b) with respect to the Automatic Grant Program, the Eligible Directors.

     "EMPLOYEE COMMITTEE" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board.

     "EPS INCREASE" shall have the meaning set forth in Section 3.2(a)(iii) hereof.

     "EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

     "EXPIRATION DATE" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

     "FORMULA GRANT DATE" shall have the meaning as set forth in Section 3.2(a)(iii) hereof.

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     "INCENTIVE STOCK OPTION" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code Section 422.

     "INITIAL GRANT DATE" shall mean the date that an Eligible Director is first appointed or elected to the Board.

     "NON-AFFILIATE" shall mean all persons who are not Affiliates.

     "NON-EMPLOYEE DIRECTORS" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

     "$100,000 LIMITATION" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

     "OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

     "OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Director.

     "OPTION PRICE" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
Section 2.2(b) hereof, and (ii) with respect to Automatic Options, the exercise price per share as specified by Section 3.2(i) hereof.

     "OPTIONS" shall mean options to acquire Stock granted under the Plan.

     "PARENT CORPORATION" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

     "PLAN" shall mean this stock option plan for Rural/Metro Corporation.

     "PLAN ADMINISTRATOR" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates and with respect to the Automatic Grant Program.

     "SAR" shall mean stock appreciation rights granted pursuant to Section 2.4 hereunder.

     "SENIOR COMMITTEE" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Non-Employee Directors.

     "SERVICE" shall have the meaning set forth in Section 2.2(n) hereof.

     "STOCK" shall mean shares of the Company's common stock, $.01 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

     "STOCK AWARDS" shall mean Stock directly granted under the Discretionary Grant Program.

     "SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

                                       16
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     EXECUTED as of the 21st day of August, 1998.

                                        RURAL/METRO CORPORATION


                                        By:   /s/ John B. Furman
                                              ----------------------------------
                                        Name: John B. Furman
                                              ----------------------------------
                                        Its:  Acting Chief Executive Officer
                                              ----------------------------------

ATTESTED BY:

/s/ Louis G. Jekel
----------------------------
Secretary

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